ILX INCORPORATED
                             An Arizona Corporation

                               WARRANT AGREEMENT


         THIS WARRANT AGREEMENT, dated March 31, 1994 (the "Warrant Agreement"), is entered into between ILX INCORPORATED, an Arizona corporation (the "Company"), and the purchaser(s) listed below on the signature page hereto (the "Warrantholders").

                                   WITNESSETH

         WHEREAS, the Company proposes to issue up to fifty thousand (50,000) warrants (the "Warrants") to purchase up to an aggregate of fifty thousand (50,000) shares (the "Warrant Shares") of its common stock, no par value (the "Common Stock," which term shall, if applicable, include any other capital stock into which such common stock may be converted or reclassified or that may be issued in respect of or in exchange or substitution for such common stock by reason of any stock split, stock dividend, distribution, merger, consolidation or similar event), each such Warrant initially entitling the registered owner thereof to purchase one share of Common Stock as hereinafter provided; and

         WHEREAS, the Company in this Warrant Agreement wishes to set forth, among other things, the form and provisions of the Warrants and the terms and conditions on which they may be issued, exchanged, transferred, exercised and replaced;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, and other good and valuable consideration, the parties hereto agree as follows:

         SECTION 1.  Transferability.

         1.1  Transferability.   The  Warrants  will  be  subject  to  the  same
restrictions  on transfer  and legend  requirements  as are set forth in Section
13.8 below with respect to Registrable Shares.

         SECTION 2.  Form of Warrants.

         2.1 Form of Warrant Certificates. The text of the certificates evidencing the Warrants (the "Warrant Certificates") and the form of election to purchase Warrant Shares shall be substantially as set forth in Exhibit A attached hereto. The Warrant Certificates shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase one share of Common Stock at the price specified therein, in each case subject to adjustment as provided herein and therein. The Warrant Certificates shall be executed on behalf of the Company by its President or one of its Vice Presidents and attested by its Secretary or an Assistant Secretary. The signature of any of such officers on the Warrant Certificates may be manual or facsimile.

         Warrant Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such offices prior to the delivery of such Warrant Certificates or did not hold such office on the date of this Warrant Agreement.

         2.2 Warrant Register. The Warrant Certificates shall be numbered and shall be registered in a register (the "Warrant Register" maintained by the Company as they are issued and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Warrant Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto. The Company shall be entitled to treat the registered holder of any Warrant (the "Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, notwithstanding any notice to the Company to the contrary.

         2.3 Statement on Warrant Certificates. Irrespective of any adjustments pursuant to the provisions of Section 9 hereof in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Warrant Agreement. Notwithstanding the foregoing, the Warrant Price and the number or kind of shares or other property receivable upon exercise of the Warrants shall be governed by this Warrant Agreement including, without limitation, Section 9 hereof and not by the statements contained on the face of the Warrant Certificates.

         SECTION 3.  Transfer or Exchange of Warrants.

         3.1 Transfer. Upon surrender at the principal office of the Company, Warrant Certificates evidencing Warrants may be exchanged for Warrant Certificates in other denominations evidencing such Warrants or, subject to
Section 1, the transfer thereof may be registered in whole or in part; provided that such other Warrant Certificates evidence the same aggregate number of Warrants as the Warrant Certificates so surrendered (less the aggregate number of Warrants, if any, that are surrendered in connection with their exercise). The Company shall keep the Warrant Register in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and exchanges and transfers of outstanding Warrant Certificates, upon surrender of the Warrant Certificates to the Company at its principal office for exchange or registration of transfer, properly endorsed or accompanied by appropriate instruments of registration of transfer and written instructions for transfer, all in form satisfactory to the Company. A reasonable service charge established by the Company may be required to be paid by a Warrantholder for any exchange or registration of transfer of Warrant Certificates, and the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer. Whenever any Warrant Certificates are so surrendered for exchange or registration of transfer, the authorized officers of the Company shall execute and deliver to the person or persons entitled thereto a Warrant Certificate or Warrant Certificates duly authorized and executed by the Company, as so requested. All Warrant Certificates issued upon any exchange or registration of transfer of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Warrant Agreement as the Warrant Certificates in respect of which they are issued.

         The Warrants shall be transferable only on the books of the Company maintained at the office of the Company in Phoenix, Arizona upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or legal representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by personal representatives, executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced and may be required to be deposited and remain with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate to the person entitled thereto.

         3.2 Treatment of Holders of Warrant Certificates. Every Holder of a Warrant Certificate, by accepting the same, consents and agrees with the Company and with every subsequent Holder of such Warrant Certificate that until the transfer of the Warrant Certificate is registered on the Warrant Register, before such Warrant Certificate is surrendered for transfer pursuant to Section
3.1 hereof, the Company may treat the Holder of a Warrant Certificate as the absolute owner thereof for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced thereby, any notice to the contrary notwithstanding.

         3.3 Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for exchange or transfer or exercise of the Warrants evidenced thereby shall be surrendered to the Company and all Warrant Certificates surrendered and so delivered to the Company shall be promptly canceled by the Company and shall not be reissued and, except as expressly permitted by this Warrant Agreement, no Warrant Certificates shall be issued hereunder in exchange therefor or in lieu thereof.

         SECTION 4.  Mutilated or Missing Warrants.

         In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only, in case of any such loss, theft or destruction, upon receipt of evidence satisfactory to the Company thereof and indemnity, if requested, also satisfactory to it. An applicant for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 5.  Terms of Warrants; Exercise of Warrants.

         5.1 Terms and Exercise. Subject to the terms of this Warrant Agreement, each Holder shall have the right until 5:00 p.m., Phoenix, Arizona time, on June 30, 1997 (such date being herein referred to as the "Expiration Date"), to purchase from the Company the number of fully paid and nonassessable Warrant Shares to which the Holder may at the time be entitled to purchase pursuant to such Warrants, upon surrender to the Company, at the principal office of the Company in Phoenix, Arizona, of the Warrant Certificates to be exercised, together with the form of election to purchase on the reverse thereof duly filled in and signed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 8 and 9 hereof) for the number of Warrant Shares in respect of which such Warrants are then being exercised. Payment of the aggregate Warrant Price shall be made (i) in cash, (ii) by certified or official bank check, or (iii) by bank wire transfer of immediately available funds to the Company.

         Subject to Section 6 hereof, upon such surrender of Warrants and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered, with all reasonable dispatch, to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash or a check, as provided in Section 10 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price, as aforesaid; provided, however, that if, at the date of surrender of such Warrants and payment of such Warrant Price, the transfer books for the Warrant Shares shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificates of such Warrant Shares; provided further, however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than 10 days. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part (provided, however, that any partial exercise shall be in increments of ten thousand (10,000) Warrant Shares) and, in the event that less than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be exercised and a new Warrant Certificate of the same tenor and for the number of Warrants which were not surrendered shall be executed by the Company shall be registered in such name or names as may be directed in writing by the Holder, and shall be delivered to the person entitled to receive the same.

         5.2 Expiration. All Warrants that have not been exercised in accordance with the provisions of this Warrant Agreement shall expire and all rights of Holders of such Warrants shall terminate and cease as of 5:00 P.M., Phoenix, Arizona time, on June 30, 1997, whether or not such Warrants have become exercisable before that date.

         SECTION 6.  Payment of Taxes.

         The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares issuable upon the exercise of Warrants; provided, however, that the Company shall not be required to pay, and the Holder shall pay, any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant Certificates or certificates for Warrant Shares in a name other than that of the registered Holder of the Warrants that were surrendered.

         SECTION 7. Reservation of Warrant Shares; Purchase and Cancellation of Warrants; Acceleration of Effective Date.

         7.1 Reservation of Warrant Shares. The Company covenants that there have been reserved, and the Company shall at all times keep reserved out of its authorized Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the right of purchase represented by the outstanding Warrants.

         7.2 Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreement or herein, to offer to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate. In the event the Company shall purchase or otherwise acquire Warrants, the related Warrant Certificates shall thereupon be canceled and retired.

         SECTION 8.  Warrant Price.

         The price per share at which Warrant Shares shall be purchasable upon exercise of each Warrant (the "Warrant Price") shall be one dollar and sixty-two and one-half cents ($1.625), subject to adjustment pursuant to Section 9 hereof.

         SECTION 9.  Adjustment of Warrant Price and Number of Warrant Shares.

         9.1 Adjustments. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

         (a) Stock dividends, splits, etc. In case the Company shall at any time after the date of this Warrant Agreement (i) pay a dividend in shares of Common Stock or make a distribution to all holders of shares of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive upon exercise of such Warrant the kind and number of Warrant Shares or other securities of the Company that he would have owned or would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Notwithstanding the foregoing provisions of this paragraph (a), the Company may elect, in lieu of the adjustment in the number of Warrant Shares pursuant to this paragraph (a), to adjust the number of Warrants pursuant to paragraph (e) of this subsection 9.1.

         (b) Minimum Adjustment. No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Warrant Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this paragraph (b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (c) Warrant Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Warrant Price per Warrant Share payable upon exercise of each Warrant shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter; provided, however, that if the Company elects to adjust the number of Warrants pursuant to paragraph (e) of this subsection 9.1, the formula to adjust the Warrant Price set forth in this paragraph (c) shall nevertheless be employed using the adjustment to the number of Warrant Shares that would have been made had the Company elected to adjust such number pursuant to paragraph (a) of this Section 9.1.

         (d) Notice of Adjustment. Whenever the number of Warrants or the number of Warrant Shares purchasable upon the exercise of Warrants or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail by first class mail, postage prepaid, to each Holder of a Warrant or Warrants notice of such adjustment or adjustments and shall prepare a certificate setting forth (i) the number of Warrants or Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price of such Warrant Shares after such adjustment, (ii) a brief statement of the facts requiring such adjustment, and
(iii) the computation by which such adjustment was made. The Company will exhibit the certificate, from time to time, to any Holder desiring an inspection thereof.

         (e) Increase in Number of Warrants. In lieu of any adjustment in the number of Warrant Shares purchasable upon the exercise of each Warrant as provided in this Warrant Agreement, the Company may elect to adjust the number of Warrants so that each Warrant outstanding (after such adjustment in the number of Warrants) shall be exercisable for one Warrant Share. Each Warrant held of record immediately prior to such adjustment of the number of Warrants shall become that number of Warrants determined (to the nearest hundredth) by multiplying the number of Warrant Shares purchasable upon exercise of a Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately after such adjustment. Upon each adjustment of the number of Warrants pursuant to this paragraph (e) the Company may but shall not be required to cause to be distributed to Holders of Warrant Certificates on such record date Warrant Certificates evidencing, subject to Section 10, the additional Warrants to which such Holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such Holders of record in substitution and replacement for the Warrant Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Warrant Certificates evidencing all the Warrants to which such Holders shall be entitled after such adjustment. Warrant Certificates to be so distributed may, at the option of the Company, bear the adjusted Warrant Price and shall be registered in the names of the Holders of record of Warrant
Certificates on the record date specified in the public announcement. If new Warrant Certificates are not delivered upon an adjustment, the old Warrant Certificates shall, notwithstanding the provisions set forth on their face, have the benefit of such adjustment.

         9.2 No Adjustment for Dividends. Except as provided in subsection 9.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise of a Warrant.

         9.3 Preservation of Purchase Rights Upon Reclassification, Consolidation, Etc. The Company shall not enter into any consolidation of the Company with or merger of the Company into another corporation or any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, unless the successor (if other than the Company) or such purchasing corporation, as the case may be, shall, by supplemental agreement executed and delivered to each Holder of a Warrant, agree and provide (i) that each Holder of a Warrant shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action (or, if a record date is set with respect to such action, such record date) to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property that he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Warrant been exercised immediately prior to such action (or if applicable, such record date) and (ii) that such survivor (if other than the Company) or such purchasing corporation expressly assumes the due and punctual performance of each and every covenant and condition of this Warrant Agreement to be performed or observed by the Company. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 9. The provisions of this subsection
9.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

         SECTION 10.  Fractional Interests.

         10.1 Fractional Warrant Shares. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same
Holder, the number of full Warrant Shares that shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares represented by the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash or by check equal to the Current Market Price per share of Common Stock (as defined in subsection 10.2 below) multiplied by such fraction.

         10.2 Computation of Market Price. For the purpose of any computation under Section 9.1 or this Section 10, the "Current Market Price" per share of Common Stock at any date shall be deemed to be the average of the daily closing price per share for the 30 consecutive NASDAQ National Market System trading days commencing 45 NASDAQ National Market System trading days before such record date. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, or, if the Common Stock is not listed or admitted to trading on the NASDAQ National Market System, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. (the "NASD") through NASDAQ or a similar organization if NASDAQ is no longer reporting such information. If on any such trading day the Common Stock is not quoted by any such organization, the fair value of such Common Stock on such day, as determined by the Board of Directors of the Company, shall be used.

         SECTION 11. No Rights as Stockholders; Notices and Reports to Warrant Holders.

         Nothing contained in this Warrant Agreement or in any of the Warrants shall be construed as conferring upon the Holders or their transferees the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

         (a) the Company shall declare any dividend payable in any securities upon its shares of Common Stock; or

         (b) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities convertible into shares of Common Stock or any right to subscribe thereto; or

         (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed;

then in any one or more of said events, the Company shall give notice in writing of such event to the Holders as provided in Section 12 hereof. Such notice shall be given at least 10 business days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend or offer, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such dividend, offer, or proposed dissolution, liquidation or winding up.

         SECTION 12.  Notices.

         Unless otherwise provided in this Warrant Agreement, any notice pursuant to this Warrant Agreement by the Company to the Holders or by any Holder of any Warrant to the Company shall be in writing and shall be delivered either personally or by telegram, telex, telefax or similar facsimile memo or by or by registered or certified mail as follows: (a) if to the Company, to 2777 East Camelback Road, Phoenix, Arizona 85016, attention of President; and (b) if to a Holder, to the address for such Holder specified in the Warrant Register. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

         Notices shall be deemed given when received if sent by telegram, telex, telecopy or similar facsimile means (confirmation of such receipt by confirmed facsimile transmission being deemed receipt of communications sent by telex, telecopy or the facsimile means) and four days following deposit in the U.S. mail if by registered or certified mail.

         SECTION 13.  Registration Rights.

         13.1 Definitions. For purposes of this section 13 the following terms have the meanings indicated:

         "Common Stock" shall mean the common stock, no par value per share, of the Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "Holder" means any Warrantholder  holding  Registrable Shares or Common
Stock,   including  permitted   transferees  of  such  Holder  who  satisfy  the
requirements of Section 13.12 of this Warrant Agreement.

         "Participation Notice" means a written or oral notice by a Holder of his desire to sell Registrable Shares in a registration by the Company.

         "Person" means any individual, firm, corporation, trust, association, partnership, joint venture or other entity.

         "Registrable Shares" means all shares of Common Stock of the Company owned by a Holder and permitted transferees of a Holder which are acquired by exercise of the Warrants.

         "Register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.

         "Registration Notice" means a written notice by the Company to the Holders of its intent to file a registration statement with the SEC, which notice shall state that it is being delivered pursuant to the registration rights provisions of this Warrant Agreement.

         "Rights" means rights, remedies, powers, benefits, and privileges.

         "SEC" means the federal Securities and Exchange Commission or any successor thereof.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Warrants" means the warrants of the Company issued to the Holders pursuant to the terms of this Warrant Agreement.

         13.2 Registration Rights. (a) If, at any time, the Company proposes to file a registration statement in connection with the public offering of shares of Common Stock to be sold by the Company for its own account or for the account of any shareholder under the Securities Act, prior to such filing, the Company shall give each Holder a Registration Notice. Within ten business days after receipt by any Holder of a Registration Notice, such Holder shall, if it desires to include any of its Registrable Shares in such registration, deliver to the Company a Participation Notice. The Participation Notice shall state the number of Registrable Shares held by such Holder to be disposed of in such registration; provided, however, such Holder's right to registration of such Registrable Shares shall be subject to any limitations in the number thereof required by the underwriters pursuant to Section 13.5 and to the restrictions set forth in Section 13.12(b); provided, that (i) the Company shall not be required to give notice or include such Registrable Shares in any such registration if the proposed registration is (x) a registration of a stock option or other employee incentive compensation plan or of securities issued or issuable pursuant to any such plan, (y) securities issued or issuable pursuant to a dividend or interest reinvestment plan, or other similar plan, or (z) a registration of securities proposed to be issued in exchange for securities of assets of, or in connection with a merger or consolidation with, another corporation; (ii) the Company shall not be required to include the Registrable Shares of a Holder in any such registration if the Holder fails to timely provide the Company with all information which is in the possession of and relates to such Holder and which is necessary in connection with such registration and take all such action as may be reasonably required in order not to delay the registration and offering of the securities by the Company; and
(iii) the Company may, in its sole discretion and without the consent of the Holder, withdraw such registration statement and abandon any such proposed offering, notwithstanding any Holder's request to participate therein in accordance with this provision. The Company shall be obligated to effect three "piggyback" registrations pursuant to this Section 2(a) with respect to all Holders on the terms set forth herein.

         (b) The Company shall use its best efforts to promptly cause all such Registrable Shares to be registered along with the other shares of Common Stock to be registered.

         (c) If requested by a Holder, the Registrable Shares proposed to be registered under any registration statement under Section 13.2(a) hereof will be offered for sale upon the same terms as the shares of Common Stock, if any, offered for sale by the Company.

         13.3 Obligations of the Company. Whenever required under Section 13.2 to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best reasonable efforts to cause such registration statement to become and remain effective; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more than 90 days following such registration statement's effective date in the case of a best efforts underwritten public offering or for longer than such period as is customary and is required by the underwriter in the case of a firmly underwritten public offering.

         (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective in order to dispose of the shares registered thereunder in the manner described in the underwriting agreement executed in connection therewith and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement; provided, however, that the Company shall have no obligation to maintain the effectiveness of any registration statement filed hereunder or to cause the information therein to remain current for more than 90 days following such registration statement's effective date in the case of a best efforts underwritten public offering or for longer than such period as is customary and is required by the underwriter in the case of a firmly underwritten public offering.

         (c) Furnish to the Holders registering securities in such registration such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Shares owned by the Holders.

         (d) Use its best reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or "Blue Sky" laws of such Jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions.

         13.4 Expenses of Registration. All expenses incurred in connection with a registration pursuant to Section 13.2 (excluding underwriters' discounts and commissions applicable to Registrable Shares), including without limitation all registration and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

         Each Holder of Registrable Shares shall pay the underwriters' discounts and commissions applicable to the Registrable Shares sold by such Holder. In addition, each selling Holder shall pay its own legal fees and expenses of separate counsel, and costs for experts or professionals employed by it or on its behalf in connection with the registration of Registrable Shares. No Holder shall have the right to cause the Company to employ any expert or professional to act on behalf of the Company.

         13.5 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required to include any of the Holders' Registrable Shares in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company.

         Additionally, the Company shall be required to include in such piggyback registration under section 13.2(a) only such quantity of the
Registrable Shares as will not, in the written opinion of the underwriters, interfere with the orderly sale, price and/or distribution of the securities being offered by the Company. If, however, the underwriters have consented to inclusion in any such offering of securities of any person other than the Company, then the Holders shall be entitled to include such number of their Registrable Shares in such underwriting pro rata to the total number of shares of Common Stock owned by all of such persons (including all shares of Common Stock issuable upon exchange of the Warrants) who are entitled to sell securities in such offering (such apportionment shall not include securities offered by the Company for its own account).

         13.6 Indemnification. (a) In the event of registration of any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to such registration statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for all legal or any other expenses reasonably incurred by them in connection with the investigation or defense of any said loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or omission made in such registration statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller or underwriter specifically for use in the preparation thereof. The foregoing indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified person and shall survive the transfer of the Registrable Share by the holder thereof.

         (b) In the event of any registration of any of the Registrable Shares under the Securities Act, each seller of the Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any), and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the registration statement, or any amendment or supplement to the registration statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of such seller specifically for use in the preparation thereof.

         (c) Each party entitled to indemnification under this Section 13.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom (except to the extent that the Indemnified Party has been advised by its counsel that the interests of the Indemnifying Party may conflict with those of the Indemnified Party), provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 13.6. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or litigation, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation, unless the Indemnifying Party abandons the defense of such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         13.7 Lockup Agreement. In connection with any such registration, upon the request of the Company or the underwriters managing any underwritten offering of Common Stock of the Company, each Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify.

         13.8 Representations, Agreements, Warranties and Restrictions on Transfer. In connection with the acquisition by Holder of the Warrants for the purchase of Registerable Shares (the foregoing are collectively referred to as the "Securities" in the remainder of this paragraph), the undersigned Holder (severally if more than one) represents, agrees and warrants to the Company that:

         (a) Such Warrants are being, and if exercised, the underlying Registerable Shares will be, acquired by Holder for its own account and not with a view to, or for assignment or resale in connection with, any distribution of such Securities or any part thereof. No other person or entity has a direct or indirect beneficial interest in such Securities and the Holder was not formed for the specific purpose of acquiring the Securities. Holder understands that neither the Warrants being issued, nor the underlying Registerable Shares, have been reviewed or approved by any governmental securities agency nor has either been registered under the Securities Act, or applicable state statutes, by reason of specific exemptions claimed under the provisions of such act and such statutes which depend in part upon the representations herein.

         (b) Holder is a sophisticated investor and, either alone or together with any advisors, understand the merits, nature and degree of financial risk of the investment being made herein and is able to bear the financial risks thereof. Holder, and its advisors if applicable, has been accorded access (including discussions with the Company and the opportunity to ask questions of the Company and its representatives and receive answers thereto) to information regarding the Company's present and proposed business operations and financial condition and has been furnished with all information regarding the Company which Holder has requested and deemed necessary; Holder has examined the same or caused the same to be examined by its representatives; and no further information or data concerning the Company is desired.

         (c) Holder (i) has adequate means of providing for its current needs and contingencies, (ii) has no need for liquidity in this investment, (iii) has not made overall commitments to investments which are not readily marketable which are disproportionate to its net worth and this investment will not cause such overall commitment to become disproportionate, (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period, (v) at the present time, could afford a complete loss of such investment, (vi) would qualify as an "accredited investor" under Regulation D promulgated pursuant to the Securities Act, and (vii) a principal part of Holder's business consists of buying securities.

         (d) Holder also understands the corporation plans to pay no dividends on its Common Stock for the foreseeable future.

         (e) Holder understands that the securities referred to herein have not been registered under the Act, or any applicable state securities laws, in reliance upon exemptions therefrom (including without limitation exemptions for "private" or non-public offerings). Holder understands and agrees that such Securities, including the underlying Registerable Shares after any exercise of the Warrants, must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available.

         (f) Holder agrees that the Company may permit the transfer of the Warrants (or any part thereof), or the underlying Registerable Shares (or any party thereof) upon any exercise referred to herein, out of Holder's name only if its request for transfer is accompanied by evidence satisfactory to the Company (including without limitation an opinion of counsel satisfactory to the Company) that the proposed transfer will not result in a violation of any applicable law, rule or regulation, federal or state, and Holder agrees that it will not sell, transfer or otherwise dispose of the Warrants or the underlying Registerable Securities, or any part of either without registration under the Act and applicable state statutes or exemption therefrom. For itself, its successors and assigns, Holder consents to the taking of any action or the imposition of any requirements reasonably intended by the Company or its attorneys to prevent the disposition of any interest in such Securities which would appear to the Company or them to be inconsistent with any of Holder's foregoing statements, to include without limitation an appropriate restrictive legend imprinted upon any certificate or document representing such Securities and "stop transfer" notations on the Company's records.

         (g) Holder is duly authorized and empowered and otherwise duly qualified to subscribe for, purchase and hold the Securities and any person signing on its behalf is duly authorized and empowered to sign for and bind the undersigned; and such entity has its principal place of business as set forth on the signature page hereof.

         13.9 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of a company to the public without registration, the Company agrees to use its best efforts to:

         (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to ninety (90) days after the effective date of the first registration statement covering an underwritten public offering filed by the Company;

         (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (c) Furnish to the Holders, so long as the Holders own any Registrable Shares, forthwith upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety
(90) days after the effective date of such first registration statement filed by the Company) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing Holders of any rule or regulation of the SEC permitting the selling of any such securities without registration.

         13.10 Transfer of Registration Rights. The registration rights of Holders under this Section 13 may be assigned and transferred to any transferee purchasing Registrable Shares, other than a public offering pursuant to a registration statement; provided, however, that the Company is given written notice by the Holder at the time of such transfer stating the name and address of the transferee and identifying the Registrable Shares with respect to which the rights under this Agreement are being assigned. Notwithstanding anything to the contrary contained in this Warrant Agreement, the registration rights so assigned and transferred shall apply only upon execution of an agreement by the transferee binding such transferee to the obligations of the transferor hereunder. The provisions of this Section 13 shall also be binding upon and enforceable by the heirs, executors, or other personal representatives of the Holders and the successors and assigns of the Company.

         13.11  Miscellaneous Provisions Relating to Registrable Shares.

         Relationships and Rights of the Holders. If more than one, the Holders agree that, notwithstanding that certain rights of each Holder herein may be affected by similar rights of other Holders, the Holders shall, in respect of the ownership of the Registrable Shares, not be related as, or deemed to be, a partnership, joint venture, or other "group" for the purpose of acquiring, holding, voting, or disposing of capital stock of the Company.

         SECTION 14.  Supplements and Amendments.

         The Company may from time to time supplement or amend this Warrant Agreement, without the approval of any Holder in order to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder that the Company may deem necessary or desirable and that shall not adversely affect the interests of the Holders of Warrants. Any other amendments or supplements shall require the affirmative vote of the Company and Holders of Warrants representing in the aggregate at least 50% of the total Warrant Shares covered by the Warrants.

         SECTION 15.  Successors.

         All the covenants and provisions of this Warrant Agreement shall be binding upon and shall inure to the benefit of the Company and its permitted successors and assigns hereunder and the Holders from time to time of the Warrants. Except in a transaction of the nature referred to in, and conducted in compliance with, Section 9.3 hereof, the Company may not assign or delegate any of its obligations or responsibilities under this Warrant Agreement.

         SECTION 16.  Applicable Law.

         This Warrant Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of Arizona and for all purposes shall be construed in accordance with the laws of said state and with applicable federal law.

         SECTION 17. Benefits of this Warrant Agreement.

         Nothing in this Warrant Agreement shall be construed to give to any person or corporation other than the Company and the Holders of the Warrants any legal or equitable right, remedy or claim under this Warrant Agreement; and this Warrant Agreement shall be for the sole and exclusive benefit of the Company and its successors and assigns hereunder, and the Holders from time to time of the Warrants.

         SECTION 18.  Counterparts.

         This Warrant Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 19.  Captions.

         The captions of the Sections and subsections of this Warrant Agreement have been inserted for convenience only and shall have no substantive effect in the interpretation of this Warrant Agreement.




         IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the day and year first above written.

                                        COMPANY:

                                        ILX INCORPORATED, an Arizona
                                        corporation


                                        By:   Joseph P. Martori
                                             --------------------------------

                                        Title:     Chairman
                                             --------------------------------

                                        HOLDER:

                                           Jerome M. White
                                        ------------------------------
                                                  Jerome M. White

                                         Address:  10801 National Boulevard
#300                                               Suite 600
                                                   Los Angeles, CA  90064





                                  EXHIBIT "A"

                              WARRANT CERTIFICATE


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS SUCH OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH SUCH ACT AND THE WARRANT AGREEMENT REFERRED TO HEREIN.

                                ILX INCORPORATED

                              Warrants to Purchase
                                 Common Stock,
                                  no par value
                              of ILX Incorporated
                             an Arizona corporation


               THE WARRANT AGREEMENT (REFERRED TO HEREIN) AND THE
                WARRANTS SHALL BE GOVERNED BY AND CONSTRUED AND
            INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
              ARIZONA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW
                              PROVISIONS THEREOF.


No.                                                          **50,000** Warrants
     -------------------

         This certifies that Jerome M. White or registered assigns is the registered owner of the above indicated number of Warrants, each Warrant entitling such owner to purchase initially one share of common stock, no par value ("Common Stock"), of ILX Incorporated, an Arizona corporation ("Company"), at the price of one dollar and sixty-two and one-half cents ($1.625) per share (the "Warrant Price"), subject to the terms and conditions hereof and of the Warrant Agreement hereinafter referred to. The holder may exercise the Warrants evidenced hereby by providing certain information set forth on the back hereof and by paying in full (i) in lawful money of the United States of America in cash, (ii) by certified check or official bank check, or (iii) by bank wire transfer of immediately available funds, the Warrant Price for each Warrant exercised to Company and by surrendering this Warrant Certificate, with the purchase form on the back hereof duly executed, at the principal office of Company.

         This Warrant Certificate is issued for good and valuable consideration under and in accordance with the Warrant Agreement dated as of March 31, 1994 (the "Warrant Agreement") between Company and the initial Purchasers of the Warrants listed on Exhibit A thereto and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder of this Warrant Certificate consents by acceptance hereof. Copies of the Warrant Agreement are on file at the principal office of Company. All capitalized terms not otherwise defined herein shall have the meanings assigned such terms in the Warrant Agreement.


         1.  Exercise

         Warrants are exercisable for the purchase of Common Stock, on the terms and conditions set forth in the Warrant Agreement.

         2.  Expiration

         All Warrants that have not been exercised in accordance with the provisions of the Warrant Agreement shall expire and all rights of holders of such Warrants shall terminate and cease as of 5:00 P.M., Phoenix, Arizona time, on June 30, 1997.

         3.  Adjustments

         The number of shares of Common Stock of Company purchasable upon the exercise of each Warrant and the exercise price of each Warrant are subject to adjustment as provided in Section 9 of the Warrant Agreement.

         Any number of Warrants evidenced by this Warrant Certificate may be exercised to purchase shares of Common Stock, provided, however, that any partial exercise shall be in increments of ten thousand (10,000) Warrant Shares. Upon the exercise of the Warrants represented hereby, Company shall not issue fractions of shares of Common Stock or distribute stock certificates that evidence fractional shares of Common Stock, but shall purchase such fraction of a share that the holder hereof would have been entitled to purchase on the basis of the then-current market value of any such fraction of a share. Upon any exercise of fewer than all of the Warrants evidenced by this Warrant
Certificate, there shall be issued to the holder hereof a new Warrant Certificate evidencing the number of Warrants remaining unexercised.

         4.  Common Stock

         Subject to payment by the Holder of the Warrant Price then in effect, all shares of Common Stock issuable by Company upon the exercise of Warrants shall be validly issued, fully paid and nonassessable.

         Transfer of this Warrant Certificate may be registered when this Warrant Certificate is surrendered at the principal office of Company by the registered owner or his assigns, in person or by an attorney duly authorized in writing, in the manner and subject to the limitations provided in the Warrant Agreement.

         After execution and delivery by Company and prior to the expiration of this Warrant Certificate, this Warrant Certificate may be exchanged at the principal office of Company for Warrant Certificates representing the same aggregate number of Warrants.

         This Warrant Certificate shall not entitle the holder hereof to any of the rights of a holder of Common Stock of Company, including, without limitation, the right to vote at or receive notice of meetings of the stockholders of Company or to receive dividends or other distributions upon the Common Stock, except as specifically set forth in the Warrant Agreement.

                  THE WARRANTS REPRESENTED HEREIN AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH AND DISCLOSED IN THE WARRANT AGREEMENT.

Dated                  , 1994
      -----------------


                                        ILX INCORPORATED, an Arizona
                                        corporation


                                        By:
                                             ------------------------------

                                        Title:
                                             ------------------------------

Attest:


By:
     --------------------------

Title:
     --------------------------





                         REVERSE OF WARRANT CERTIFICATE
                      Instructions for Exercise of Warrant

         To exercise the Warrants evidenced hereby, the holder must pay (i) in cash, (ii) by certified check or official bank check, or (iii) by bank wire transfer of immediately available funds, an amount equal to the Warrant Price (subject to the restrictions described in the Warrant Agreement) for all Warrants exercised to ILX Incorporated, 2777 East Camelback Road, Phoenix, Arizona 85016, Attention: President, which payment must specify the name of the holder and the number of Warrants exercised by such holder. In addition, the holder must complete the information required below and present this Warrant Certificate in person or by mail (certified or registered mail, return receipt requested, is recommended) to Company at the appropriate address set forth below. This Warrant Certificate, completed and duly executed, must be received by Company within five business days of the payment.

                    To Be Executed Upon Exercise of Warrant

         The  undersigned   hereby  irrevocably  elects  to  exercise  Warrants,
evidenced by this Warrant Certificate, in accordance with the terms hereof.

         If the number of Warrants exercised is less than all of the Warrants evidenced hereby, the undersigned requests that a new Warrant Certificate representing the remaining Warrants evidenced hereby be issued and delivered to the undersigned unless otherwise specified in the instructions below.


Dated:                                     Name:
     ---------------------------                  ------------------------------
--------------------------------                        (Please Print)
(Insert Social Security or
Tax Identifying Number of                  Address:
Holder)                                           ------------------------------
                                                  ------------------------------
                                                          Signature

                                            (Signature   must   conform  in  all
                                            respects   to  name  of   holder  as
                                            specified   on  the   face  of  this
                                            Warrant Certificate.)




         The Warrants evidenced hereby may be exercised at the following address:

         By hand or mail at:                ILX Incorporated
                                            2777 East Camelback Road
                                            Phoenix, Arizona  85016
                                            Attention:  President

         Instructions   as  to  form  and  delivery  of  Common  Stock  and,  if
applicable, Warrant Certificates evidencing unexercised Warrants:



                                   ASSIGNMENT


         (Form of Assignment To Be Executed If Holder Desires To Transfer Warrants Evidenced Hereby)

         FOR VALUE RECEIVED                                hereby sells, assigns
                            ------------------------------
and transfers unto

                  Please insert social security
                  or tax identification number
                  ---------------------------------
                  ---------------------------------


----------------------------------------------------
----------------------------------------------------
----------------------------------------------------
(Please print name and address including zip code)


the Warrants represented by the within Warrant Certificate and does hereby irrevocably constitute and appoint the Secretary of ILX Incorporated as attorney-in-fact, to transfer said Warrant Certificate on the books of Company with full power of substitution in the premises.



Dated:
     -----------------------------       ---------------------------------------
                                                         Signature

                                          (Signature   must   conform   in   all
                                          respects   to   name  of   holder   as
                                          specified  on the face of this Warrant
                                          Certificate  and must bear a signature
                                          guarantee by a bank,  trust company or
                                          member  firm of a national  securities
                                          exchange.)


Signature Guaranteed

----------------------------------